UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 6/30

Date of reporting period:    6/30/14

Item 1.  Reports to Stockholders.

Swan Defined Risk FUND

Annual Report

June 30, 2014

1-877-896-2590

www.swandefinedriskfund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Swan Defined Risk Fund

SHAREHOLDER LETTER June 30, 2014

Fiscal Year Annual Review

Dear Shareholders,

The Swan Defined Risk Fund (the Fund) Class I Institutional shares returned 14.2% (net of fees, distributions and dividends reinvested) for the fiscal year ended June 30, 2014. In comparison, the S&P 500 Total Return Index (“S&P 500”) returned 24.6% (including dividends reinvested) over the same time period. The long equity ETF positions held in the Fund were up consistent with the market movement, which more than offset the cost from the portfolio hedge (SPX LEAPS put options). This resulted in a net gain of 10.2% in the hedged ETF piece of the portfolio for the fiscal year ended June 30, 2014. Moreover, the Fund realized an additional return of 4.0% from the income component of the portfolio during the fiscal year ended June 30, 2014. Finally, the Fund distributed a stock dividend of 0.50% in the form of additional shares on December 19, 2013. The effect of this distribution lowered the net asset value of the Fund by $0.056 cents on a per share basis for the Class I shares.

The Fund’s performance relative to the S&P 500 is primarily attributable to substantial new inflows invested at higher levels throughout the fiscal year and a decline in the value of the Fund’s composite hedge. The continued upward trend in the S&P 500 combined with a sustained drop in volatility were the two primary factors that drove down the value of the put options that are used to hedge the Fund’s long equity ETF positions.

Strategy

There have been no significant changes to the Fund’s core strategy of being 100% hedged with respect to the Fund’s long equity ETF positions and utilizing options to establish income-type positions that are designed to take advantage of time decay. Our fundamental strategy is to deliver positive returns during bull markets and effectively protect our investors’ capital during bear markets. This may cause the Fund to underperform the S&P 500 on the upside while out- performing the market on the downside. It has been our experience that protecting capital while giving up some upside has led to higher returns with lower standard deviation vs the S&P 500 over the long run. Finally, the strategy continues to work diligently towards generating additional return from the Fund’s income orientated options trades.

Outlook

Looking ahead, it appears the US equity markets are priced for perfection as the five and a half year bull market rolls on. However, it seems to us that a hedged equity strategy is the least bad option with other asset classes such as bonds and real estate also at or near record high levels in price. With volatility levels in the S&P 500 returning to pre-crises lows, the cost of protecting against unforeseen events is relatively cheap.

We appreciate your confidence in the Fund and look forward to our next communication with our shareholders. We are working hard toward our primary objectives of protecting against downside exposure and seeking better than average returns in the Long/Short Equity fund class.

Best Regards,

Randy Swan, CPA President

6250-NLD-8/26/2014

SWAN DEFINED RISK FUND
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Fund's performance figures* for the periods ended June 30, 2014, as compared to its benchmark:

	One Year	Since Inception
Swan Defined Risk Fund - Class A	13.84%	9.49%	(a)
Swan Defined Risk Fund - Class A with Load	7.60%	6.31%	(a)
S&P 500 Total Return Index (b)	24.61%	22.50%	(c)
Swan Defined Risk Fund - Class C	13.07%	8.96%	(d)
S&P 500 Total Return Index (b)	24.61%	21.66%	(e)
Swan Defined Risk Fund - Class I	14.19%	9.76%	(a)
S&P 500 Total Return Index (b)	24.61%	22.50%	(c)

Comparision of the Change in Value of a $10,000 Investment

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  The total operating expenses as stated in the fee table to the Fund's prospectus dated November 1, 2013 are 1.78%, 2.50% and 1.48% for the Class A, C and I Shares respectively. Class A shares are subject to a maximum sales charge of up to 5.50% imposed on purchases and maximum deferred sales charge of up to 1.00% on redemptions made within 12 months of purchase (if the initial sales charge is waived). For performance information current to the most recent month-end, please call 1-877-896-2590.

(a) Inception date is July 30, 2012.

(b) The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

(c) Inception performance for the S&P 500 Total Return Index is as of July 30, 2012.
(d) Inception date is October 18, 2012.
(e) Inception performance for the S&P 500 Total Return Index is as of October 18, 2012.

Portfolio Composition as of June 30, 2014

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds	91.4%
Purchased Put Options	4.6%
Short-Term Investments	5.0%
Liabilities In Excess of Other Assets	(0.5)%
Written Options	(0.5)%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund's holdings.

SWAN DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 91.4%
	EQUITY FUNDS - 91.4%
934,570	Consumer Discretionary Select Sector SPDR Fund ^	$ 62,373,202
1,327,695	Consumer Staples Select Sector SPDR Fund ^	59,241,751
647,824	Energy Select Sector SPDR Fund ^	64,847,182
2,768,826	Financial Select Sector SPDR Fund ^	62,963,103
1,080,010	Health Care Select Sector SPDR Fund ^	65,697,008
1,184,002	Industrial Select Sector SPDR Fund ^	64,007,148
1,271,195	Materials Select Sector SPDR Fund ^	63,102,120
1,612,243	Technology Select Sector SPDR Fund ^	61,829,519
1,382,406	Utilities Select Sector SPDR Fund ^	61,185,290
	TOTAL EXCHANGE TRADED FUNDS - (Cost - $482,059,276)	565,246,323

Contracts *
	PURCHASED PUT OPTIONS - 4.6%
1077	S&P 500 Index, Expiration December 2015, Exercise Price $1,725 +	8,637,540
394	S&P 500 Index, Expiration December 2015, Exercise Price $1,750 +	3,415,980
268	S&P 500 Index, Expiration December 2015, Exercise Price $1,775 +	2,511,160
48	S&P 500 Index, Expiration December 2015, Exercise Price $1,800 +	485,280
399	S&P 500 Index, Expiration December 2015, Exercise Price $1,825 +	4,349,100
153	S&P 500 Index, Expiration December 2015, Exercise Price $1,850 +	1,796,220
362	S&P 500 Index, Expiration December 2015, Exercise Price $1,875 +	4,579,300
75	S&P 500 Index, Expiration December 2015, Exercise Price $1,900 +	1,020,750
38	S&P 500 Index, Expiration December 2015, Exercise Price $1,925 +	555,940
70	S&P 500 Index, Expiration December 2015, Exercise Price $1,950 +	1,101,100
	TOTAL PURCHASED PUT OPTIONS - (Cost - $52,736,096)	28,452,370

Shares
	SHORT TERM INVESTMENTS - 5.0%
30,637,708	Dreyfus Treasury Cash Management, 0.01% **	30,637,708
	(Cost $30,637,708)

	TOTAL INVESTMENTS - 101.0% (Cost - $565,433,080)(a)	$ 624,336,401
	CALL OPTIONS WRITTEN - (0.2) % (Premiums Received - $1,626,412)	(1,073,010)
	PUT OPTIONS WRITTEN - (0.3) % (Premiums Received - $3,304,947)	(1,719,860)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5) %	(3,219,786)
	NET ASSETS - 100.0%	$ 618,323,745
Contracts *
	CALL OPTIONS WRITTEN - (0.2) %
1,522	S&P 500 Index, Expiration August 2014, Exercise Price $2,010 +	$ 707,730
1,522	S&P 500 Index, Expiration August 2014, Exercise Price $2,025 +	365,280
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received - $1,626,412)	1,073,010

	PUT OPTIONS WRITTEN - (0.3) %
1,522	S&P 500 Index, Expiration August 2014, Exercise Price $1,820 +	$ 768,610
1,522	S&P 500 Index, Expiration September 2014, Exercise Price $1,840 +	951,250
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received - $3,304,947)	1,719,860

	TOTAL OPTIONS WRITTEN - (Premiums Received - $4,931,359)	$ 2,792,870

SPDR - Standard & Poor's Depositary Receipts
^ All or a portion of the security is held as collateral for written call and put options.
* Each call or put option contract allows the holder of the option to purchase or sell, respectively, 100 shares of the underlying security.
+ Non-income producing security.
** Money market fund; interest rate reflects seven-day effective yield on June 30, 2014.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, excluding options purchased and options written is $512,731,065 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 83,152,966
	Unrealized depreciation:	-
	Net unrealized appreciation	$ 83,152,966

See accompanying notes to financial statements.

SWAN DEFINED RISK FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014

ASSETS
Investment securities:
At cost	$ 565,433,080
At value	$ 624,336,401
Cash	916,158
Cash held at broker	2,037,075
Receivable for Fund shares sold	1,010,122
Prepaid expenses and other assets	50,976
TOTAL ASSETS	628,350,732

LIABILITIES
Options written, at value (Premiums Received - $4,931,359)	2,792,870
Payable for investments purchased	5,641,694
Payable for Fund shares repurchased	913,791
Investment advisory fees payable	504,597
Distribution (12b-1) fees payable	55,959
Fees payable to other affiliates	56,096
Accrued expenses and other liabilities	61,980
TOTAL LIABILITIES	10,026,987
NET ASSETS	$ 618,323,745

NET ASSETS CONSIST OF:
Paid in capital	$ 565,602,800
Undistributed net investment income	1,400,202
Accumulated net realized loss from security transactions and written options	(9,721,067)
Net unrealized appreciation on investments and written options	61,041,810
NET ASSETS	$ 618,323,745

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$ 90,505,350
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,715,497
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 11.73
Maximum offering price per share (maximum sales charge of 5.50%) (a)	$ 12.41

Class C Shares :
Net Assets	$ 45,864,915
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,942,838
Net asset value (Net Assets ÷ Shares Outstanding), redemption price and offering price per share	$ 11.63

Class I Shares:
Net Assets	$ 481,953,480
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	40,974,589
Net asset value (Net Assets ÷ Shares Outstanding), redemption price and offering price per share	$ 11.76

(a)

For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within 12 months of purchase, where the maximum sales charge of 5.50% is waived at the time of purchase.

See accompanying notes to financial statements.

SWAN DEFINED RISK FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2014

INVESTMENT INCOME
Dividends	$ 7,759,216
Interest	1,650
TOTAL INVESTMENT INCOME	7,760,866

EXPENSES
Investment advisory fees	3,922,202
Distribution (12b-1) fees:
Class A	173,245
Class C	273,239
Administrative services fees	280,796
Transfer agent fees	117,889
Accounting services fees	66,506
Registration fees	52,961
Printing and postage expenses	43,392
Custodian fees	40,856
Insurance expense	25,464
Compliance officer fees	21,856
Legal Fees	19,856
Audit Fees	15,484
Trustees' fees and expenses	14,856
Other expenses	226,750
TOTAL EXPENSES	5,295,352

NET INVESTMENT INCOME	2,465,514

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND OPTIONS WRITTEN
Net realized loss on:
Investments	(6,210)
Options written	(5,707,957)
Net realized loss on investments and options written	(5,714,167)
Net change in unrealized appreciation/(depreciation) on:
Investments	51,327,429
Options written	1,520,484
Net change in unrealized appreciation/(depreciation) on investments and options written	52,847,913

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS WRITTEN	47,133,746

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 49,599,260

See accompanying notes to financial statements.

SWAN DEFINED RISK FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2014	June 30, 2013 (a)
FROM OPERATIONS
Net investment income	$ 2,465,514	$ 1,394,308
Net realized loss on investments and options written	(5,714,167)	(3,363,257)
Net change in unrealized appreciation on investments and options written	52,847,913	8,193,897
Net increase in net assets resulting from operations	49,599,260	6,224,948

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(256,919)	(126,958)
Class C	(11,531)	(6,512)
Class I	(1,312,061)	(785,179)

From net realized gains:
Class A	-	(97,384)
Class C	-	(5,498)
Class I	-	(534,663)
Net decrease in net assets resulting from distributions to shareholders	(1,580,511)	(1,556,194)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	81,412,062	54,957,969
Class C	33,280,170	12,692,890
Class I	355,111,379	193,511,525
Net asset value of shares issued in reinvestment of distributions:
Class A	229,307	214,204
Class C	10,700	11,311
Class I	1,085,284	1,141,946
Redemption fee proceeds:
Class A	-	1
Class C	-	-
Class I	-	3
Payments for shares redeemed:
Class A	(39,640,783)	(15,609,744)
Class C	(3,238,742)	(107,068)
Class I	(77,424,639)	(32,001,533)
Net increase in net assets from shares of beneficial interest	350,824,738	214,811,504

TOTAL INCREASE IN NET ASSETS	398,843,487	219,480,258

NET ASSETS
Beginning of Period	219,480,258	-
End of Period*	$ 618,323,745	$ 219,480,258
* Includes undistributed net investment income of:	$ 1,400,202	$ 506,820

SHARE ACTIVITY
Class A:
Shares Sold	7,349,728	5,422,453
Shares Reinvested	20,547	21,725
Shares Redeemed	(3,552,043)	(1,546,913)
Net increase in shares of beneficial interest outstanding	3,818,232	3,897,265

Class C:
Shares Sold	3,008,339	1,233,920
Shares Reinvested	963	1,147
Shares Redeemed	(291,224)	(10,307)
Net increase in shares of beneficial interest outstanding	2,718,078	1,224,760

Class I:
Shares Sold	31,720,968	19,157,675
Shares Reinvested	97,161	115,699
Shares Redeemed	(6,935,621)	(3,181,293)
Net increase in shares of beneficial interest outstanding	24,882,508	16,092,081

(a) The Swan Defined Risk Fund commenced operations on July 30, 2012.

See accompanying notes to financial statements.

SWAN DEFINED RISK FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the	For the
	Year Ended	Period Ended
	June 30, 2014	June 30, 2013 (1)
Net asset value, beginning of period	$ 10.34	$ 10.00

Activity from investment operations:
Net investment income (2)	0.05	0.08
Net realized and unrealized
gain on investments	1.38	0.37
Total from investment operations	1.43	0.45

Less distributions from:
Net investment income	(0.04)	(0.06)
Net realized gains	-	(0.05)
Total distributions	(0.04)	(0.11)

Net asset value, end of period	$ 11.73	$ 10.34

Total return (3)	13.84%	4.51%	(4)

Net assets, at end of period (000s)	$ 90,505	$ 40,280

Ratio of expenses to average
net assets (5)	1.48%	1.62%	(6)
Ratio of net investment income
to average net assets (5,7)	0.45%	0.82%	(6)

Portfolio Turnover Rate	0%	3%	(4)

(1) The Swan Defined Risk Fund's Class A shares commenced operations on July 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total return assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5) Does not include the expenses of other investment companies in which the Fund invests.
(6) Annualized.
(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

SWAN DEFINED RISK FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the		For the
	Year Ended		Period Ended
	June 30, 2014		June 30, 2013 (1)
Net asset value, beginning of period	$ 10.29		$ 10.16

Activity from investment operations:
Net investment income (loss) (2)	(0.02)		0.04
Net realized and unrealized
gain on investments	1.36		0.19
Total from investment operations	1.34		0.23

Less distributions from:
Net investment income	(0.00)	(8)	(0.05)
Net realized gains	-		(0.05)
Total distributions	(0.00)		(0.10)

Net asset value, end of period	$ 11.63		$ 10.29

Total return (3)	13.07%		2.31%	(4)

Net assets, at end of period (000s)	$ 45,865		$ 12,607

Ratio of expenses to average
net assets (5)	2.23%		2.34%	(6)
Ratio of net investment income/(loss)
to average net assets (5,7)	(0.21%)		0.55%	(6)

Portfolio Turnover Rate	0%		3%	(4)

(1) The Swan Defined Risk Fund's Class C shares commenced operations on October 18, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total return assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5) Does not include the expenses of other investment companies in which the Fund invests.
(6) Annualized.
(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Amount is less than $0.01.

See accompanying notes to financial statements.

SWAN DEFINED RISK FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the	For the
	Year Ended	Period Ended
	June 30, 2014	June 30, 2013 (1)
Net asset value, beginning of period	$ 10.35	$ 10.00

Activity from investment operations:
Net investment income (2)	0.08	0.11
Net realized and unrealized
gain on investments	1.39	0.36
Total from investment operations	1.47	0.47

Less distributions from:
Net investment income	(0.06)	(0.07)
Net realized gains	-	(0.05)
Total distributions	(0.06)	(0.12)

Net asset value, end of period	$ 11.76	$ 10.35

Total return (3)	14.19%	4.69%	(4)

Net assets, at end of period (000s)	$ 481,953	$ 166,594

Ratio of expenses to average
net assets (5)	1.23%	1.32%	(6)
Ratio of net investment income
to average net assets (5,7)	0.75%	1.19%	(6)

Portfolio Turnover Rate	0%	3%	(4)

(1) The Swan Defined Risk Fund's Class I shares commenced operations on July 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total return assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5) Does not include the expenses of other investment companies in which the Fund invests.
(6) Annualized.
(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

SWAN DEFINED RISK FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1.

ORGANIZATION

The Swan Defined Risk Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011.  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is to seek income and growth of capital.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class A shares and Class I shares commenced operations on July 30, 2012 and Class C shares on October 18, 2012.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%.  Class I and Class C shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

SWAN DEFINED RISK FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

SWAN DEFINED RISK FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 565,246,323	$ -	$ -	$ 565,246,323
Purchased Put Options	-	28,452,370	-	28,452,370
Short-Term Investments	30,637,708	-	-	30,637,708
Total	$ 595,884,031	$ 28,452,370	$ -	$ 624,336,401
Liabilities
Options written	$ -	$ 2,792,870	$ -	$ 2,792,870
Total	$ -	$ 2,792,870	$ -	$ 2,792,870

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Option Transactions – Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As a writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which

SWAN DEFINED RISK FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2013 or expected to be taken by the Fund in its 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Swan Capital Management, Inc. (the “Advisor”) serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio.  The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended June 30, 2014, the Advisor earned advisory fees of $3,922,202.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses until at least October 31, 2014 to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, brokerage fees and commissions or extraordinary expenses such as litigation (which may include indemnification of Fund officers, and trustees, and contractual indemnification of third party service providers other than the Advisor)) do not exceed 1.65%, 2.40% and 1.40% of the daily average net assets attributable to Class A, Class C and Class I shares, respectively. Fee

SWAN DEFINED RISK FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimburse) if such recoupment can be achieved within the foregoing expense limits. During the year ended June 30, 2014, the Advisor did not waive fees or reimburse expenses.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services.  Under the Plans, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets for Class C shares for such distribution and shareholder service activities.  For the year ended June 30, 2014, the Fund incurred distribution fees of $173,245 and $273,239 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.  During the year ended June 30, 2014, the Distributor received $358,045 in underwriting commissions for sales of Class A shares, of which $41,948 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended June 30, 2014, amounted to $360,051,379 and $0, respectively.

5.

DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended June 30, 2014 were as follows:

	Contracts	Premiums Received
Outstanding at Beginning of Year	3,018	$ 2,762,132
Options written	157,980	143,450,019
Options closed	(150,134)	(140,655,658)
Options expired	(4,776)	(625,134)
Outstanding at End of Year	6,088	$ 4,931,359

For the year ended June 30, 2014, the amount of net change in unrealized appreciation and realized loss on written option contracts subject to equity price risk amounted to $1,520,484 and $5,707,957, respectively. The fair value of these equity derivatives is $2,792,870. Such figures can be found in the Statement of Operations and Statement of Assets & Liabilities, respectively.

For the year ended June 30, 2014, the amount of net change in unrealized depreciation and realized loss on purchased options subject to equity price risk amounted to $16,944,399 and $30,229,937, respectively. The fair value of these equity

SWAN DEFINED RISK FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

derivatives is $28,452,370. Such figures can be found in the Statement of Operations under the line items net change in unrealized appreciation/depreciation on investments and net realized gain (loss) on investments, respectively and in the Statement of Assets & Liabilities under the line item investment securities at value.

The figures above serve as an indicator of the volume of derivative activity for the Fund for the year ended June 30, 2014.

Offsetting of Financial Assets and Derivative Assets –

During the year ended June 30, 2014, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2014.

Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged/Received		Net Amount
Written Options	$ 2,792,870	(1)	$ -	$ 2,792,870	$ 755,795	$ 2,037,075	(2)	$ -
Total	$ 2,792,870		$ -	$ 2,792,870	$ 755,795	$ 2,037,075		$ -

(1) Written options at value as presented in the Portfolio of Investments.

(2) The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended June 30, 2014 and period ended June 30, 2013 were as follows:

	Fiscal Year Ended	Fiscal Period Ended
	June 30, 2014	June 30, 2013
Ordinary Income	$ 1,580,511	$ 1,050,914
Long-Term Capital Gain	-	505,280
	$ 1,580,511	$ 1,556,194

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 1,400,202	$ -	$ (16,189,802)	$ -	$ (15,642,421)	$ 83,152,966	$ 52,720,945

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss is primarily attributable to the tax deferral of losses on wash sales and adjustment for the mark-to-market on open 1256 contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $15,642,421.

SWAN DEFINED RISK FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

At June 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$ 6,218,401	$ 9,971,401	$ 16,189,802

Permanent book and tax differences, primarily attributable to the capitalization in lieu of dividend payments under section 263(h), resulted in reclassification for the year ended June 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gain (Loss)
$ -	$ 8,379	$ (8,379)

7.

CONTROL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of the fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2014, Charles Schwab & Co. held 33.31% of the voting securities of the Fund for the benefit of others.

8.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Swan Defined Risk Fund

We have audited the accompanying statement of assets and liabilities of the Swan Defined Risk Fund, a series of shares of beneficial interest of Northern Lights Fund Trust III (the "Fund"), including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period July 30, 2012 (commencement of operations) through June 30, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Swan Defined Risk Fund as of June 30, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period July 30, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 28, 2014

SWAN DEFINED RISK FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Approval of Advisory Agreement – Swan Defined Risk Fund

In connection with a meeting held on May 7 and 8, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Swan Capital Management, Inc. (“SCM”) and the Trust, with respect to the Swan Defined Risk Fund (“Swan”).  In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.   The Trustees noted that SCM was founded in 1997 and is an independent investment advisory firm.  The Board reviewed the background information of the three key investment personnel responsible for servicing Swan and noted their strong financial industry experience as well as excellent educational credentials. The Board noted that SCM employs a proprietary Defined Risk Strategy to select fund investments with the goal of matching long term performance of the market while minimizing losses incurred during bear market periods. The Board further noted that SCM attempts to minimize losses by hedging equity ETFs through investments in protective long-term S&P 500 Index put-options, while increasing yields by buying and selling call and put options on indices using hedging strategies. The Board expressed their appreciation that, as Swan’s assets have grown, SCM has taken steps to prevent any impairment in the services it provides as evidenced by the hiring of additional staff, as well as the engagement of an independent compliance firm that provides additional oversight on all compliance and operational processes.  The Board acknowledged that there has been no material compliance or litigation issues reported with respect to SEC, FINRA, or state regulators with respect to SCM or Swan in the past two years. The Board expressed their satisfaction with SCM’s service provided to Swan thus far and believe that SCM can continue to provide satisfactory service to Swan and its shareholders in the future.

Performance.  The Board noted that Swan returned 14.33% for the one year period, which outperformed the peer group average of 13.96% but underperformed the Morningstar category return of 14.62% and Swan’s benchmark index, the S&P 500 Index, return of 32.39%.  They discussed that since Swan’s inception in September of 2012, Swan returned 10.26%, which underperformed the returns of each of the peer group average (15.18%), the Morningstar Category (11.26%), and S&P 500 (25.26%).  The Board acknowledged that Swan’s underperformance could be attributed in part to the effect of the significant asset inflows to Swan since its inception, as well as the fact that markets have experienced low volatility during the time period, which has reduced SCM’s ability to generate premiums from income investments. The Board noted that Swan performed as it was designed and observed that it was ranked 43rd out of 244 funds in its Morningstar Category, and received a five star rating in October 2013. While past performance is not indicative of future results, the Board concluded SCM is capable of providing reasonable performance for the benefit of Swan and its shareholders.

Fees and Expenses.  The Board compared Swan’s 1.00% advisory fee to benchmarks and noted that it compares favorably to the peer group average of 1.21% and the Morningstar Long/Short Equity Category average fee of 1.50%.  The Board noted that Swan’s expense ratio is 1.48%, which compares favorably to the peer group average (1.55%) and Morningstar Category (1.90%). The Board discussed the fees charged by SCM for separately managed accounts as well as sub-advised accounts and deliberated on the differences in those arrangements.  Having reviewed the data presented and the services provided, and noting that that Fund’s management fee and expense ratio are lower than both the peer group and Morningstar Category, the Board concluded the advisory fee is reasonable.

Economies of Scale.  The Board noted the absence of breakpoints at this time, but given Swan’s low advisory fee as compared to its peers and the fact that SCM has focused on reinvesting in its business infrastructure, the absence of

SWAN DEFINED RISK FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

breakpoints was not yet a significant concern. The Board further acknowledged that SCM has indicated a willingness to consider breakpoints once Swan’s assets achieve certain levels.  The Board agreed to monitor Swan’s asset levels and discuss breakpoints in the future as economies are realized.

Profitability.  The Trustees reviewed the profitability analysis related to the Advisory Agreement provided by SCM. They noted SCM has realized a modest profit, but such profit appeared reasonable in terms of percentage of revenue and actual dollars. After discussion, the Trustees concluded the level of profit realized by SCM in connection with its relationship with Swan was not excessive.

Conclusion.  Having requested and received such information from SCM as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Swan Defined Risk Fund.

SWAN DEFINED RISK FUND

EXPENSE EXAMPLES (Unaudited)

June 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period.  You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period 1/1/14 – 6/30/14*	Expense Ratio During the Period 1/1/14 – 6/30/14
Class A	$1,000.00	$1,044.50	$8.36	1.65%
Class I	$1,000.00	$1,046.30	$7.10	1.40%
Class C	$1,000.00	$1,041.20	$12.15	2.40%

Hypothetical (5% return before expenses)***	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period 1/1/14 – 6/30/14*	Expense Ratio During the Period 1/1/14 – 6/30/14
Class A	$1,000.00	$1,016.61	$8.25	1.65%
Class I	$1,000.00	$1,017.85	$7.00	1.40%
Class C	$1,000.00	$1,012.89	$11.98	2.40%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

SWAN DEFINED RISK FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	28

Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).

John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	103	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	28	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	103

Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Jerry Vincentini 1940	Trustee	Trustee since February 2012, Indefinite; Chairman of the Board 2012-2014	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	28	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.

** The "Fund Complex" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)

William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-896-2590.

6/30/14-NLFT III-V3

PRIVACY NOTICE

Rev. February 2014

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-896-2590 or by referring to the Securites and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-896-2590.

INVESTMENT ADVISOR

Swan Capital Management, Inc.

227 E. Third Avenue, Unit A

Durango, CO 81301

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $13,500

2013 – $13,500

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $2,000

2013 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,000

2013 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

9/8/14